Supplement dated June 10, 2010 to
Prospectus dated February 28, 2010

Effective August 10, 2010, the 2.00% redemption fee on redemptions or exchanges of shares held for less than seven days will no longer be assessed for the FundX ETF Aggressive Upgrader Fund and FundX ETF Upgrader Fund.

References to the redemption fee for the FundX ETF Aggressive Upgrader Fund and FundX ETF Upgrader Fund throughout the Prospectus, including in the fee tables on pages 17 and 21 and on page 47 under Redemption Fee and Market Timing, have been removed.

Please retain this Supplement with the Prospectus.